Filed Pursuant to 497(a)
File No 333-186101
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Fifth Street Finance Corp. ("FSC") has asked Goldman, Sachs & Co. to organize a series of fixed income investor meetings commencing on November 13, 2013.  FSC is an approximately $1.4 billion market cap business development company (BDC) that lends to and invests in U.S. middle market companies.  A capital markets transaction may follow, subject to market conditions, but not prior to FSC's earnings release conference call scheduled for November 26, 2013.

Roadshow Schedule:

Wednesday, November 13th     Boston
Thursday, November 14th &
Friday, November 15th          NYC/NJ/Philadelphia
Tuesday, November 19th         Chicago
Wednesday, November 20th     Los Angeles

The Company will be represented by:

Leonard Tannenbaum    Chief Executive Officer
Alexander Frank        Chief Financial Officer
Ivelin Dimitrov        Chief Investment Officer
Dean Choksi        SVP of Finance & Head of Investor Relations

Investors are advised to carefully consider the investment objective, risks, charges and expenses of FSC before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about FSC and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, when available, and in this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of FSC and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission.  The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.  When available, copies may be obtained from Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, tel: 866-471-2526, facsimile: 212-902-9316, or e-mail: prospectus-ny@ny.email.gs.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.